PLASTICS MFG. COMPANY
                       RESTRICTED STOCK PLAN










                         PLASTICS MFG. COMPANY
                         RESTRICTED STOCK PLAN


     SECTION 1. PURPOSE. The Plan has been adopted to (a) enable the Company and its Affiliates to attract and retain superior employees by providing incentive opportunities with respect to future services, (b) further identify the interests of participating employees with those of the Company's other stockholders through incentive compensation based on the performance of the Company's common stock, and (c) promote the long-term financial interests of the Company and its stockholders.


     SECTION 2. CERTAIN DEFINITIONS. As used in this Plan, and in addition to any terms elsewhere defined in this Plan, the following terms, when capitalized, shall have the meanings set forth in this
 Section 2.

     SECTION 2.1. "ADMINISTRATOR" means the Board or, if so appointed by the Board pursuant to Section 4.1, the President or another officer of the Company.

     SECTION 2.2. "AFFILIATE" means an affiliate as defined in Rule 405 of the U.S. Securities and Exchange Commission and includes, TecStar Mfg. Company, a Wisconsin corporation, MGS Mfg. Group, Inc., a
 Wisconsin corporation, and each subsidiary thereof, and Statistical Plastics Corporation, a Wisconsin corporation.

     SECTION 2.3. "BOARD" means the Board of Directors of the Company.

     SECTION 2.4. "CAUSE" means, with respect to any Participant and unless otherwise provided by the Board, (a) "Cause" as defined in any Restricted Stock Agreement for the benefit of the Participant, or (b) if there is no definition of "Cause" in the Participant's Restricted Stock Agreement, then with respect to such Participant, Cause means:
 (i) an intentional failure to perform assigned duties; (ii) willful misconduct in the course of the Participant's employment; (iii) breach of a fiduciary duty involving personal profit or acts or omissions of personal dishonesty, including, but not limited to, commission of any crime of theft, embezzlement, or misapplication of funds; (iv) any intentional, reckless, or negligent act or omission to act which results in the violation by the Participant of any policy established by the Company or an Affiliate which is intended to insure compliance with applicable securities, environmental, employment discrimination, or other laws or which causes or results in the Company's or an Affiliate's violation of such laws, except any act done by the Participant in good faith, as determined in the reasonable discretion of the Administrator, or which results in a violation of such policies or laws which is, in the reasonable sole discretion of such Administrator, immaterial; or (v) any of the foregoing which results in material loss to the Company or any of its Affiliates. The Administrator shall have the sole discretion to determine whether Cause exists, and the Board's determination shall be final.

     SECTION 2.5. "COMMON STOCK" means the common stock of the Company.
                                    -1-
     SECTION 2.6. "COMPANY" means Plastics Mfg. Company, a Wisconsin corporation.

     SECTION 2.7. "DISABILITY" means (a) a physical or mental condition which qualifies as a total and permanent disability under the terms of any plan or policy maintained by the Company or an Affiliate and for which the Participant is eligible to receive benefits under such plan or policy, or (b) if the Participant does not participate in a disability plan or is not covered by a disability policy of the Company or an Affiliate, Disability means the permanent and total inability of the Participant by reason of mental or physical infirmity, or both, to perform the work customarily assigned to him or her, if a medical doctor selected or approved by the Administrator, and knowledgeable in the field of such infirmity, advises the Board either that it is not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

     SECTION 2.8. "EFFECTIVE DATE" means September 15, 2000.

     SECTION 2.9. "FULL-TIME BASIS" means regularly scheduled, nonseasonal, nontemporary employment of not less than 40 hours per week with any of the Company or any present or future Affiliate.

     SECTION 2.10. "FAIR MARKET VALUE" of a share of Common Stock as of any date means the price per Share as determined in accordance with the following:

          (A) EXCHANGE. If the principal market for the Common Stock is a national securities exchange, "Fair Market Value" means the average of the highest and lowest reported sale prices of the Common Stock on the New York Stock Exchange Composite Tape if the Common Stock is then listed for trading on such exchange, otherwise, the average of the highest and lowest reported sales prices of the Common Stock in any transaction reported on the principal exchange on which the Common Stock is then listed for trading.

          (B) OVER-THE-COUNTER. If the principal market for the Common Stock is an over-the-counter market, "Fair Market Value" means the average of the highest bid and lowest ask prices of the Common

     Stock reported in the Nasdaq National Stock Market, or if the Common Stock is not then listed for trading in such market, the average of the highest bid and lowest ask prices reported on any other bona fide over-the-counter stock market selected in good faith by the Administrator.

          (C) OTHER DETERMINATION. If subparagraphs (a) and (b) are not applicable, and there is no regular public trading market for the Common Stock, "Fair Market Value" shall mean such amount as may be determined by the Administrator by whatever means or method as the Administrator, in the good faith exercise of its discretion, shall at such time deem appropriate.

          (D) DATE. If the date on which Fair Market Value is to be determined is not a business day, or, if there shall be no reported transactions for such date, such determination shall be made on the
                                    -2-
 next preceding business day for which transactions were reported.

     SECTION 2.11. "RESTRICTED STOCK" means Common Stock which has been issued pursuant to a Restricted Stock Agreement in accordance with this Plan and as to which all of the conditions of full vesting have not yet been satisfied.

     SECTION 2.12. "RESTRICTED STOCK AGREEMENT" means the written document which evidences an award of Restricted Stock under the Plan.

     SECTION 2.13. "PARTICIPANT" means an eligible individual, as determined in accordance with Section 5, who has been awarded
 Restricted Stock.

     SECTION 2.14. "PLAN" means the Plastics Mfg. Company Restricted Stock Plan as set forth herein or as hereafter amended.

     SECTION 2.15. "RETIREMENT" means the Termination of Employment by a Participant on or after the date on which the Participant had attained age 62 and completed two calendar years of employment on a Full-Time Basis measured from the Participant's initial date of hire.

     SECTION 2.16. "SHARE" means a share of Common Stock.

     SECTION 2.17. "TERMINATION OF EMPLOYMENT" means the termination of the Participant's employment with, or performance of services for, the Company and any of its Affiliates. A Participant employed by, or performing services for, an Affiliate shall also be deemed to incur a Termination of Employment if the Affiliate ceases to be such an Affiliate and the Participant does not immediately thereafter become an employee of the Company or another Affiliate. Temporary absences from employment because of illness, vacation, or leave of absence and transfers among the Company and its Affiliates shall not be considered Terminations of Employment. For purposes of the Plan, the Participant's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he or she is no longer for any reason whatsoever employed by the Company or any of its Affiliates.

     SECTION 2.18. "VESTING PERIOD" means the required period of service before an award of Restricted Stock is vested, in whole or in part, pursuant to Section 6.3(b).

     SECTION 2.19 "YEAR OF SERVICE" means the service used to determine satisfaction of the vesting requirements of Section 6.3(b), determined as follows:

          (A) EMPLOYED LESS THAN TWO YEARS. If the Participant has been employed for less than two calendar years on a Full-Time Basis on the date of an award of Restricted Stock, the term "Year of Service" means each full calendar year in which a Participant has been employed on a Full-Time Basis measured from the Participant's most recent date of hire.
                                    -3-
          (B) EMPLOYED TWO YEARS OR MORE. If the Participant has been employed for two or more calendar years on a Full-Time Basis prior to the date of an award of Restricted Stock, the Participant shall be credited with two Years of Service as of the date of the award and shall be credited with one additional "Year of Service" for each calendar year in which a Participant is employed on a Full-Time Basis measured from and after the date of such award.


     SECTION 3.  NUMBER OF SHARES AVAILABLE UNDER THE PLAN.

     SECTION 3.1. SHARES SUBJECT. The aggregate number of Shares which may be delivered under Restricted Stock Agreements entered into pursuant to the Plan shall be 200,000.

     SECTION 3.2. UNDELIVERED SHARES. To the extent any Shares subject to a Restricted Stock Agreement are not delivered to the Participant (or the estate of such Participant) because the Restricted Stock is forfeited, such Shares shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

     SECTION 3.3. STOCK DIVIDENDS, ETC. If the Company shall, after the Effective Date, change the Common Stock into a greater or lesser number of Shares through a stock dividend, stock split-up, or combination of Shares, then the number of Shares then subject to the Plan, but which are not then subject to any outstanding Restricted Stock Agreement, shall all be proportionately increased or decreased as of the record date for such stock dividend, stock split-up, or combination of Shares in order to give effect thereto. Notwithstanding any such proportionate increase or decrease, no fraction of a Share shall be issued or authorized under the Plan and the Shares subject to the Plan shall be rounded to the nearest whole Share.

     SECTION 3.4. OTHER CHANGES. If, after the Effective Date, there shall be any change in the Common Stock or other change in the capitalization of the Company other than through a stock dividend, stock split-up, or combination of Shares, including, but not limited to, a change which results from a merger, consolidation, spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization is within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended), or any partial or complete liquidation of the Company, then if, and only if, the Board shall determine that such change equitably requires an adjustment in the number or kind of Shares then subject to the number of Shares or class of stock remaining subject to the Plan, such adjustment as the Board shall determine is equitable and as shall be approved by the Board shall be made and shall be effective and binding for all purposes of the Plan. If any member of the Board shall, at the time of such approval, be a Participant, he shall not participate in an action in connection with such adjustment.
                                    -4-
     SECTION 4.  ADMINISTRATION OF THE PLAN.

     SECTION 4.1. THE BOARD. The Plan shall be administered by the Board; provided, however, that the Board may, by resolution, appoint the President of the Company or such other officer as it deems appropriate to administer the Plan on its behalf. Any officer appointed shall exercise all authority otherwise reserved to the Board pursuant to Section 4.2.

     SECTION 4.2. AUTHORITY OF ADMINISTRATOR. The Administrator shall, subject to the terms of the Plan, have the authority to, in its sole discretion, (a) select eligible individuals to receive one or more awards of Restricted Stock and to participate in the Plan, (b) determine the number of Shares subject to each award, (c) establish terms and conditions concerning the time of, and conditions precedent to, the vesting of each award, (d) determine the form of each Restricted Stock Agreement and all terms and conditions thereof with respect to each award, (e) interpret the Plan and the application thereof and establish such rules and regulations as it deems necessary or desirable for the administration of the Plan, (f) take such action to cause or accelerate the vesting of any or all outstanding Restricted Stock for any reason at any time, and (g) exercise such other authority as is reasonably related to the administration of and/or the fulfillment of the purpose of the Plan. All actions, interpretations, rules, regulations, and conditions taken or established by the Administrator shall be final, binding, and conclusive upon the Company and all Participants.

     SECTION 4.3. LIMITATION ON LIABILITY AND INDEMNIFICATION OF BOARD AND OFFICERS. No member of the Board, no executive officer or other employee of the Company, and no other agent or representative of the Company or any Affiliate shall be liable for any act, omission, interpretation, construction, or determination made in connection with the Plan in good faith, and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's articles of incorporation and/or bylaws, and under any directors' and officers' liability insurance that may be in effect from time to time.


     SECTION 5.  INDIVIDUALS ELIGIBLE TO BECOME PARTICIPANTS.

     SECTION 5.1. DEFINITION OF ELIGIBLE INDIVIDUALS. All employees of the Company and its Affiliates shall be eligible to be selected, in the sole discretion of the Administrator, to participate in, and receive one or more awards of Restricted Stock pursuant to, the Plan.


     SECTION 6.  AWARDING OF RESTRICTED STOCK.

     SECTION 6.1. PARTICIPANTS. Restricted Stock shall be awarded to such eligible employees, as determined by the provisions of Section 5, as the Administrator may, from time to time and at any time, select. Status as an eligible employee shall not, without specific action by the Administrator, entitle such person to receive an award of Restricted Stock.
                                    -5-
     SECTION 6.2. RESTRICTED STOCK AGREEMENT. Each award of Restricted Stock shall be evidenced by a Restricted Stock Agreement, the terms of which may differ from other Restricted Stock Agreements. Each Restricted Stock Agreement shall be signed on behalf of the Company and the Participant, and shall set forth with respect to the Restricted Stock awarded therein, the name of the Participant, the date awarded, the number of Shares subject to the Restricted Stock Agreement, and such other terms and conditions of vesting consistent with the Plan as determined by the Administrator. Each Restricted Stock Agreement shall be entered into, and incorporate by reference, all terms, conditions, and limitations set forth in the Plan. For purposes of Section 6.3(e), all Shares which are the subject of an award shall remain subject to the Restricted Stock Agreement which evidenced such award until the Vesting Period shall have been completed with respect to all Shares subject to such agreement.

     SECTION 6.3. TERMS AND CONDITIONS OF THE RESTRICTED STOCK AGREEMENTS. In addition to any other terms, conditions, and limitations specified in the Plan, each award of Restricted Stock hereunder shall, as to each Participant, satisfy the following requirements:

          (A) DATE OF AWARD. Restricted Stock Agreements must be awarded on or before September 15, 2010.

          (B)  VESTING.   Unless otherwise specifically provided by the
     Administrator at the time of the award of Restricted Stock, vesting of the Shares subject to such award shall be conditioned upon, and shall vest only in accordance with, the following schedule:

            YEARS OF SERVICE             PERCENT VESTED
              Less than 3                   0%
                    3                      20%
                    4                      40%
                    5                      60%
                    6                      80%
                    7                     100%

          (C) RECORDS OF RESTRICTED STOCK. Shares of Restricted Stock shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

 "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE PLASTICS MFG. COMPANY RESTRICTED STOCK PLAN AND A RESTRICTED STOCK AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE OFFICES OF PLASTICS MFG. COMPANY."
                                    -6-
 The Administrator may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such award.

          (D) LIMITATIONS ON TRANSFERABILITY. Subject to the provisions of the Plan and the Restricted Stock Agreement, during the period which commences with the date of an award, and which ends on the expiration of the Vesting Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.

          (E)  FORFEITURE OR VESTING UPON THE OCCURRENCE OF CERTAIN
 EVENTS.
     Except to the extent otherwise provided in the applicable Restricted Stock Agreement, upon a Participant's Termination of Employment for any reason during the Vesting Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant; PROVIDED, HOWEVER, that (i) all Restricted Stock shall become fully vested upon the death, Disability, or Retirement of the Participant, and (ii) that all Shares subject to a Restricted Stock Agreement shall be forfeited if the Participant incurs a Termination of Employment for Cause.

     SECTION 6.4. RIGHTS OF STOCKHOLDER.  Except as provided in Section
 6.3 and this Section 6.4, and the Restricted Stock Agreement, a Participant shall have, with respect to the shares of Restricted
 Stock, all of the rights of a stockholder of the Company holding
 Common Stock that is the subject of a Restricted Stock Agreement, including the right to vote the Shares and the right to receive any cash dividends. If so determined by the Administrator in the applicable Restricted Stock Agreement (a) cash dividends on the Common Stock that is the subject of the Restricted Stock Agreement shall be automatically deferred and held, without interest, subject to the vesting of the underlying Restricted Stock and (b) dividends payable in Common Stock shall be paid in the form of Restricted Stock held subject to the vesting of the underlying Restricted Stock.


     SECTION 7. TAX WITHHOLDING. Upon lapse or satisfaction of any Vesting Period relating to shares of Restricted Stock, the Participant must satisfy all applicable federal, state and local income tax withholding requirements by delivering to the Company at the time of such lapse or satisfaction, as the case may be, such amount of money or Shares having a Fair Market Value equal to the amount determined by the Company as required to meet its withholding obligation under applicable tax laws or regulations, and, if the Participant fails to do so, the Company is authorized to reduce the award, or to withhold from any certificate for Shares then or thereafter issuable to the Participant, that number of Shares having a Fair Market Value equal to any tax required to be withheld by reason of such vesting.


     SECTION 8. ISSUANCE OF SHARES. No certificates representing unrestricted Shares shall be issued to a Participant nor will the restrictions imposed pursuant to Section 6 lapse until adequate provision for the payment of the Participant's income tax withholding has been made
                                    -7-
 by such Participant or until the adjustment in the number of Shares provided for in Section 7 has been made. If and when the Vesting Period expires without a prior forfeiture of the Restricted Stock, subject to the satisfaction of the Participant's obligation in Section 7, certificates without the restrictive legend provided for in Section 6.3(c) shall be delivered to the Participant upon surrender of the certificates issued as of the date of the award and bearing the legend provided for by Section 6.3(c). Notwithstanding any other provision of the Plan or the Restricted Stock Agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions:

          (A) Listing or approval for listing upon notice of issuance of such Shares on the exchange or over-the-counter market as may at the time be the principal market for the Common Stock;

          (B) Any registration or other qualification of the Shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Administrator shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

          (C) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Administrator shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.


     SECTION 9.  AMENDMENT AND TERMINATION OF PLAN.

     SECTION 9.1. AMENDMENT OF PLAN. The Board may amend the Plan from time to time and at any time; provided, however, that (a) except as specifically provide herein, no amendment shall, in the absence of written consent to the change by the affected Participant, adversely affect such Participant's rights under any Restricted Stock Agreement which has been awarded prior to the amendment except to the extent such amendment is, in the sole opinion of the Board, required to comply with any stock exchange rules, accounting rules, or laws applicable to the

 Company or the Plan, (b) no amendment with respect to the maximum number of Shares which may be issued pursuant to Restricted Stock Agreements under the Plan may be made unless approved by a majority of the Shares entitled to vote at a meeting of the stockholders if such amendment would, in the absence of such approval and in the sole opinion of the Board, have an adverse effect on the Company under applicable tax or securities laws or accounting rules, and (c) no amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by applicable law or stock exchange rules.

     SECTION 9.2. TERMINATION OF PLAN. The Plan shall terminate on the first to occur of (a) September 15, 2010, or (b) the date specified by the Board as the effective date of Plan termination; provided, however, that the termination of the Plan shall not limit or otherwise affect any Restricted Stock Agreements outstanding on the date of termination.
                                    -8-
     SECTION 10. INVESTMENT INTENT. The Administrator may require each Participant or other person purchasing or receiving Shares pursuant to a Restricted Stock Agreement, to represent to and acknowledge that the Shares, if not registered by the Company under the Securities Act of 1933 (the "1933 Act"), may not be freely transferable, that by acceptance of a Restricted Stock Agreement or Shares that such Participant or other person understands that the application of the 1933 Act may restrict the transfer of such Shares, and that Shares which are unregistered under the 1933 Act will be acquired for the account of the Participant or other person for investment only and not with a view to offer for sale or for sale in connection with the distribution or transfer thereof. Certificates issued by the Company and representing Shares acquired pursuant to a Restricted Stock Agreement may include any legend or legends which the Company deems appropriate to reflect any restrictions imposed under the 1933 Act.


     SECTION 11.  AVAILABILITY OF INFORMATION.

     SECTION 11.1. REGISTERED SHARES. If the Shares subject to a Restricted Stock Agreement have been registered pursuant to the 1933 Act, the Company shall provide the Participant with such information as may be required under the applicable registration form on which such Shares were registered.

     SECTION 11.2. UNREGISTERED SHARES. If the Shares subject to a Participant's Restricted Stock Agreement are not registered or to be registered under the 1933 Act, the Company shall furnish each Participant with (a) a copy of the Plan and the Company's most recent annual report to its stockholders at the time the Restricted Stock Agreement is delivered to the Participant, and (b) a copy of each subsequent annual report and proxy statement, on or about the same date as such report shall be made available to stockholders of the Company. The Company will furnish, upon written request addressed to the Secretary of the Company, but at no charge to the Participant or any duly authorized representative of the Participant, copies of all reports filed by the Company with the Securities and Exchange Commission, including, but not limited to, the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its proxy statements. Notwithstanding the foregoing provisions of this Section 11, the Company shall not be required to furnish any such report or statement if a copy of such report is otherwise provided to the Participant in connection with another plan maintained by the Company or such Participant's status as a stockholder of the Company.


     SECTION 12.  LIMITATION OF RIGHTS.

     SECTION 12.1. CONDITIONS OF EMPLOYMENT. The Plan shall not constitute a contract of employment and participation in or eligibility for participation in the Plan shall not confer upon any employee the right to be continued as an employee of the Company or any present or future Affiliate, and the Company and each Affiliate hereby expressly reserves the right to terminate the employment of any employee, with or without cause, as if the Plan and any Restricted Stock representing Shares awarded pursuant to the Plan were not in effect.
                                    -9-
     SECTION 12.2. COMPANY ASSETS. Neither the Participant nor any other person shall, by reason of receiving an award of Restricted Stock under the Plan, acquire any right, title, or interest in any assets of the Company or any Affiliate by reason of any Restricted Stock Agreement or the Plan. To the extent the Participant or any other person shall acquire a right to receive payments from the Company pursuant to a Restricted Stock Agreement or the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.


     SECTION 13. COMPLIANCE WITH APPLICABLE LAWS. Notwithstanding any provision of this Plan to the contrary, if at any time the Company shall be advised by its counsel that the delivery of Shares pursuant to a Restricted Stock Agreement is required to be approved, listed, registered, or qualified under any securities law, that certain actions must be taken under the rules of any stock exchange or over-the-counter market, that such exercise or delivery must be accompanied or preceded by a prospectus or similar circular meeting the requirements of any applicable law, or that some other action is required to be taken by the Company in compliance with applicable law, the Company will use reasonable efforts to take all actions required within a reasonable time, but delivery by the Company of certificates for Shares may be deferred until the Company shall be in compliance with all such requirements.


     SECTION 14. GOVERNING LAW. The Plan, each share of Restricted Stock awarded hereunder and the related Restricted Stock Agreement, and all determinations made and actions taken pursuant thereto, shall be governed by the internal laws of the State of Wisconsin and construed in accordance therewith without giving effect to the principles of conflicts of laws applied by any state.
                                    -10-